OTHER NON-CURRENT ASSETS	6 Months Ended
Jun. 30, 2025
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS	OTHER NON-CURRENT ASSETS

(in thousands of $)	June 30, 2025	December 31, 2024
Mark-to-market asset on interest rate swaps (Note 6)	2,140	7,676
Operating lease right-of-use-assets (1)	2,993	3,443
Investment (2)	1,580	1,580
Receivable from charterers (3)	1,248	—
Others	16	16
Other non-current assets	7,977	12,715

(1) Operating lease right-of-use-assets mainly comprise of our office leases in Norway, Croatia and Malaysia.
(2) Includes investments at cost in Armada Technologies Limited ("Armada") of $1.6 million as of June 30, 2025 (2024: $1.6 million). Armada is a UK-based technology company that has developed a largely passive “air lubrication system” to significantly improve fuel consumption in vessels.
(3) Receivable from charterers as of June 30, 2025 relates to the EUAs due from charterers under the EU ETS.